UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 17, 2004

BRISTOL WEST HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31984	13-3994449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5701 Stirling Road
Davie, Florida 33314

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (954) 316-5200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.                                                             Financial Statements, Pro Forma Financial Information and Exhibits

(c)                                  Exhibits

99.1                           Press Release, dated March 17, 2004.

Item 12.                                                     Results of Operations and Financial Condition

On March 17, 2004, Bristol West Holdings, Inc. issued a press release announcing results for the fourth quarter and full year ended December 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1.  The information in Exhibit 99.1 is being furnished pursuant to Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRISTOL WEST HOLDINGS, INC.

	By:	/s/ Craig E. Eisenacher
	Name:	Craig E. Eisenacher
	Title:	Senior Vice President – Corporate Finance

Date: March 17, 2004

INDEX TO EXHIBITS

Exhibit Number	Exhibit

99.1	Press Release, dated March 17, 2004